                                                                 Exhibit 99.1(c)

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, Lynn K. Stone, Vice President, Corporate Counsel, and Thomas S. Clark, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of the Corporation including but not limited to, Advanced Series Advisor Plan III (file no. 333-96577), Advanced Series APEX II (file no. 333-71654), Advanced Series Lifevest II (file no. 333-71672), Advanced Series Xtra Credit Six (file no. 333-71834), Advanced Series Xtra Credit Eight (file no. 333-150220), Advanced Series Cornerstone (file no. 333-152411), Advisors Choice (file no. 333-08853), the palac MVA options (file nos. 333-158427 and 333-15840), and any amendments thereto (including any private label version of that product).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 8/th/ day of January, 2010.


/s/ Thomas Diemer
-------------------------------
Thomas Diemer
Director and Chief Financial Officer
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, and Lynn K. Stone, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of the Corporation including but not limited to, Advanced Series Advisor Plan III (file no. 333-96577), Advanced Series APEX II (file no. 333-71654), Advanced Series Lifevest II (file no. 333-71672), Advanced Series Xtra Credit Six (file no. 333-71834), Advanced Series Xtra Credit Eight (file no. 333-150220), Advanced Series Cornerstone (file no. 333-152411), Advisors Choice (file no. 333-08853), the Corporation's MVA options (file nos. 333-158427 and 333-15840), and any amendments thereto (including any private label version of those products).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17/th/ day of March, 2010.


/s/ Richard F. Vaccaro
-------------------------------
Richard F. Vaccaro
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, and Lynn K. Stone, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of the Corporation including but not limited to, Advanced Series Advisor Plan III (file no. 333-96577), Advanced Series APEX II (file no. 333-71654), Advanced Series Lifevest II (file no. 333-71672), Advanced Series Xtra Credit Six (file no. 333-71834), Advanced Series Xtra Credit Eight (file no. 333-150220), Advanced Series Cornerstone (file no. 333-152411), Advisors Choice (file no. 333-08853), the Corporation's MVA options (file nos. 333-158427 and 333-15840), and any amendments thereto (including any private label version of those products).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 17/th/ day of March, 2010.


/s/ Robert M. Falzon
-------------------------------
Robert M. Falzon
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, and Lynn K. Stone, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of the Corporation including but not limited to, Advanced Series Advisor Plan III (file no. 333-96577), Advanced Series APEX II (file no. 333-71654), Advanced Series Lifevest II (file no. 333-71672), Advanced Series Xtra Credit Six (file no. 333-71834), Advanced Series Xtra Credit Eight (file no. 333-150220), Advanced Series Cornerstone (file no. 333-152411), Advisors Choice (file no. 333-08853), the Corporation's MVA options (file nos. 333-158427 and 333-15840), and any amendments thereto (including any private label version of those products).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 19/th/ day of March, 2010.


/s/ Daniel O. Kane
-------------------------------
Daniel O. Kane
Director
Prudential Annuities Life Assurance Corporation

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, and Lynn K. Stone, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on Form N-4 and S-3 registration statements of the Corporation including but not limited to, Advanced Series Advisor Plan III (file no. 333-96577), Advanced Series APEX II (file no. 333-71654), Advanced Series Lifevest II (file no. 333-71672), Advanced Series Xtra Credit Six (file no. 333-71834), Advanced Series Xtra Credit Eight (file no. 333-150220), Advanced Series Cornerstone (file no. 333-152411), Advisors Choice (file no. 333-08853), the Corporation's MVA options (file nos. 333-158427 and 333-15840), and any amendments thereto (including any private label version of those products).

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 25/th/ day of March, 2010.


/s/ George M. Gannon
-------------------------------
George M. Gannon
Director
Prudential Annuities Life Assurance Corporation